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                                                                           10(m)


                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

        THIS TRADEMARK SECURITY AGREEMENT (the "Agreement") is made as of the 14th day of August, 1998, by LIFESTYLE MEDIA PROPERTIES, INC., a Delaware corporation ("LMP") and LIFESTYLE MEDIA CORPORATION, a Florida corporation (the "Company") (LMP and the Company are each sometimes referred to hereinafter as a "Grantor" and collectively as the "Grantors"), in favor of DOUGLAS LAMBERT and JENNY LAMBERT, each an individual resident of Florida (together, the "Secured Parties").


                                  BACKGROUND
                                  ----------

        Lifestyle Media Acquisition Corp., a Pennsylvania corporation and the sole shareholder of LMP ("LMAC"), has entered into a Stock Purchase Agreement dated August 7, 1998 (as amended, modified or supplemented from time to time, the "Purchase Agreement") with the Secured Parties. Pursuant to the Purchase Agreement the Secured Parties are selling to LMAC all of the outstanding shares of stock of the Company and are transferring to LMP all their right, title and interest in and to the Trademarks (as defined herein).

        It is a condition of the Purchase Agreement that the Grantors execute and deliver this Agreement to, among other things, secure (1) LMAC's obligations to the Secured Parties pursuant to Section 1.03(c) of the Purchase Agreement, which obligations are evidenced by a promissory note of even date herewith
(the "Note") executed by LMAC and delivered to the Secured Parties, and
(2) LMAC's obligations to the Secured Parties under Section 1.02(b)(iv) of the Purchase Agreement and the Letter Agreement (as defined in the Purchase Agreement) (the obligations referred to in clauses (1) and (2) are referred to collectively as the "Obligations"). Therefore, in consideration of the premises contained herein, the parties hereto, intending to be legally bound hereby, agrees as follows:

ARTICLE I. DEFINITIONS.  In addition to the words and terms defined elsewhere in
-----------------------
this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. Unless otherwise defined herein or by reference herein, or the context otherwise clearly requires, all words and terms defined in the UCC shall have the same meaning in this Agreement. In addition, as used in this Agreement, the following words and terms shall have the following meanings:

        "Collateral" shall mean (a) the Trademarks and all LMP's right, title and interest therein and (b) all the Company's right, title and interest in the domain names "millionairemag.com", "millionairemagazine.com" and
"lifestylemedia.com" (the "Domain Names").

        "Event of Default" shall have the meaning set forth in the Note.

        "Permitted Liens" shall mean (i) liens in favor of the Secured Parties under this Agreement, (ii) license or similar rights with respect to use of the Trademarks or the Domain Names granted by a Grantor to another Grantor and/or LMAC; (iii) restrictions imposed by law, regulation or any act of any regulatory agency, which in the reasonable judgment of the Grantors will not materially impair or diminish its intended use of the Collateral, and (iv) liens for taxes or assessments or
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governmental charges or levies on the Collateral if such taxes, assessments, governmental charges or levies shall not at the time be due and payable or can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings and with respect to which the Grantor has created reserves which are determined by the Grantors to be adequate in accordance with generally accepted accounting principles.

          "Trademarks" shall mean the trademarks "Millionaire" and "Billionaire."

          "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction from time to time.


ARTICLE II.  GRANT OF SECURITY.
----------   -----------------

     As security for the full and timely payment by LMAC of the Obligations and performance by LMAC of the Note, the Grantors hereby assigns, pledges, transfers and sets over unto the Secured Parties and hereby grants and creates in favor of the Secured Parties a security interest in and to the Collateral.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES.
-----------   ------------------------------

          The Grantors hereby represent and warrant to the Secured Parties as follows:

          Section 3.1.  Locations and Names.
          ---------------------------------

     (a) The principal place of business and chief executive office of LMP is located at One Oxford Centre, 15th Floor, Pittsburgh, Pennsylvania 15219. LMP'S registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The office where LMP keeps its records concerning the Collateral is located at the same address. LMP has places of business only at the above addresses. Neither Grantor has not been known by or used any other fictitious name or trade name, and has not directly or indirectly merged, consolidated or amalgamated with or into any other entity since its organization.

     (b) The principal place of business and chief executive office of the Company is located at 1975 E. Sunrise Boulevard, Fort Lauderdale, Florida 33304. The Office where the Company keeps its records concerning the Collateral is located at the same address. The Company has places of business only at the above addresses.

          Section 3.2.  Title;  Other Financing Statements.  Each Grantor owns
          ------------------------------------------------
its Collateral free and clear of any lien, except for Permitted Liens. No financing statement or other instrument similar in effect covering any Collateral is on file in any recording office, except for filings with respect to Permitted Liens covering only Collateral subject to such Permitted Liens.

          Section 3.3.  Validity, Perfection and Priority of Lien.  This
          -------------------------------------------------------
Agreement creates a valid and perfected lien in the Collateral in favor of the Secured Parties for the benefit of the Secured Parties securing the Obligations, prior to all other liens except prior Permitted Liens.

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          Section 3.4. Governmental Approvals and Filings. No governmental
          -----------  ----------------------------------
action is or will be necessary (a) in connection with the grant by the Grantors of the liens and security interests granted hereby or for the execution, delivery and performance of this Agreement by the Grantors, (b) to ensure the legality, validity, binding effect, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located or (c) to ensure the validity, perfection or priority of the liens granted hereby or the exercise by the Secured Parties of its rights and remedies hereunder, except for filings required to be made with the U.S. Patent and Trademark Office and financing statements required to be filed with the Office of the Secretary of the Commonwealth of Pennsylvania and the Office of the Prothonotary of Allegheny County, Pennsylvania (collectively, the "Filing Offices") in order to perfect the security interests granted hereby.

ARTICLE IV. CERTAIN COVENANTS.
----------  -----------------

          The Grantors hereby covenant to the Secured Parties as follows:

          Section 4.1. Change of Location, Name or Filing Offices, Etc. Neither
          -----------  ------------------------------------------------
Grantor shall (a) change its principal place of business or chief executive office from that set forth in Section 3.1(a) hereof, (b) be known by or use any fictitious name or trade name other than as set forth in Section 3.1(b) hereof,
(c) directly or indirectly merge, consolidate or amalgamate with or into any other entity, or change its name, identity or structure in such manner as to cause any filed financing statement or like filing to become misleading or (d) otherwise take any action or omit to take any action which would at any time make any provision of Section 3.1 or Section 3.4 untrue as of such time, except in accordance with this Section 4.1. If a Grantor desires to make any change in any of the items referred to in Section 3.1 or Section 3.4, such Grantor shall give the Secured Parties at least thirty days (or, in the case of changes arising out of changes in applicable law, the lesser of thirty days and the number of days available to the Grantor before such law becomes effective) prior written notice of its intention to do so, together with the proposed change in writing. If such Grantor has taken all of the actions deemed necessary or desirable by the Secured Parties to maintain at all times the perfection and priority of the lien granted to the Secured Parties, the Secured Parties shall consent to such written change (and upon giving such consent such written change shall constitute a part of this Agreement). No such amendment or other action by the Secured Parties shall relieve such Grantor of its obligations under this Agreement.

          Section 4.2. Transfers and Other Liens. Neither Grantor shall (a)
          -----------  -------------------------
sell, convey, assign, lease, transfer, abandon or otherwise dispose of, voluntarily or involuntarily, any of the Collateral or (b) create, incur, assume or permit to exist any lien on any of the Collateral, except for Permitted Liens.

          Section 4.3. Financing Statements. The Grantors will join with the
          -----------  --------------------
Secured Parties in the execution and filing of appropriate financing statements under the UCC, and the appropriate filings in the United States Patent and Trademark Office, and at all times the Grantors will do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, itself and by any corporation or person obligated to the Grantors so to do, all and every such further acts, deeds and assurances as the Secured Parties shall reasonably require for the better assuring, perfecting and confirming unto the Secured Parties the security interest in the Collateral and the rights, privileges and remedies hereby or in any other agreement created, granted or assigned, or intended so to be, or which it may herein or hereafter become bound to create, grant or assign to the Security Parties. The Grantors shall prepare and pay all expenses associated with the filing of the Financial Statements and filing of the Security Agreement with the United States Patent and Trademark Office, including attorneys' fees.

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          Section 4.4. Preservation of Trademarks. LMP will take all action as
          -----------  --------------------------
shall be required to maintain the registration of each Trademark including, without limitation, timely filing all affidavits, declarations and other documents or instruments required to be filed with the U.S. Patent and Trademark Office in order to continue or renew each such registration, complying with the requirements of the federal trademark laws and the rules and regulations thereunder with respect to use of the Trademarks and complying with all other requirements for continuation or renewal of each such registration. In the event that any Trademark is infringed, misappropriated or diluted by a third party, LMP shall notify the Secured Parties promptly after it learns thereof and shall, unless the Grantor shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as LMP shall reasonably deem appropriate under the circumstances to protect such Trademark.


ARTICLE V. CERTAIN RIGHTS AND REMEDIES OF THE SECURED PARTIES.
---------  --------------------------------------------------

          Section 5.1. Secured Parties May Perform. If a Grantor fails to
          -----------  ---------------------------
perform any agreement or condition contained herein, the Secured Parties may (but shall have no duty to) themselves perform, or cause performance of, such agreement or condition, and the expenses of the Secured Parties incurred in connection therewith shall be reimbursed by the Grantor. The powers conferred on the Secured Parties under this Agreement are solely to protect their interest in the Collateral and shall not impose any duty upon them to exercise any such powers.

          Section 5.2. Care of Collateral. Each Grantor assumes full
          -----------  ------------------
responsibility for taking any and all steps to preserve rights with respect to its Collateral against prior parties, and the Secured Parties shall have no obligation to preserve any such rights or to protect or preserve any lien or security interest hereunder. The Secured Parties shall be deemed to have exercised due care in the custody and preservation of such of the Collateral as may be in the Secured Parties' possession if the Secured Parties take such action for such purpose as the Grantors shall request in writing; provided, that
                                                                  --------
failure to honor any such request shall not of itself be deemed a failure to exercise due care (or evidence of such failure); and, further provided, that in
                                                      ----------------
no event shall the Secured Parties be obliged to take any action that would, in the judgment of the Secured Parties, impair the Secured Parties' security interest in the Collateral or its rights in, or the value of, the Collateral.

          Section 5.3. Rights and Remedies Following an Event of Default. If any
          -----------  -------------------------------------------------
Event of Default shall have occurred and be continuing, the Secured Parties shall have such rights and remedies with respect to the Collateral and each part thereof as are provided to a secured party by the UCC and/or applicable federal law and all other rights and remedies which it may have under this Agreement, any other instrument or agreement, at law or in equity or otherwise.

          Section 5.4. Application of Payments. Except to the extent otherwise
          -----------  -----------------------
provided by this Agreement, all proceeds and other amounts received by the Secured Parties upon disposition or realization upon the Collateral shall be applied as set forth below:

               First, to payment of fees and other amounts due to the Secured
               -----
          Parties account of performance by the Secured Parties of obligations of the Grantor pursuant to Section 5.1;

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               Second, to payment of that portion of the Obligations
               ------
          constituting accrued and unpaid interest;

               Third, to payment of that portion of the Obligations constituting
               -----
          unpaid principal; and

               Finally, the balance, if any, after all of the Obligations have
               -------
          been satisfied, to the Grantor or as otherwise required by law.


ARTICLE VI. MISCELLANEOUS
----------  -------------

          Section 6.1. Amendments and Waivers. Neither this Agreement nor any
          -----------  ----------------------
term hereof may be amended, waived, discharged or terminated except to the extent specifically set forth in a writing manually signed by or on behalf of the Grantors and the Secured Parties.

          Section 6.2. Notices. Any notice, communication or other writing
          -----------  -------
required or permitted to be given hereunder shall be given by depositing the same in the United States mail, postage prepaid and registered or certified with a return receipt requested, and shall be deemed effective on the tenth day after such deposit. All notices under the provisions of this Agreement shall be addressed as set forth below or as otherwise provided in accordance herewith:

          If to the Grantors:

          c/o Lifestyle Media Acquisition Corporation
          One Oxford Centre, 15th Floor
          Pittsburgh, PA 15219
          Attention: President

          If to the Secured Parties:

          Douglas Lambert and Jenny Lambert
          1515 E. Broward Boulevard, Apt. 408
          Fort Lauderdale, FL 33301

          Section 6.3. Successors and Assigns. This Agreement shall be binding
          -----------  ----------------------
upon the Grantors and their respective successors and assigns and shall inure to the benefit of the Secured Parties and their heirs, successors, assigns and personal representatives.

          Section 6.4. Entire Agreement. This Agreement and the Purchase
          -----------  ----------------
Agreement constitute the entire agreement of the Grantors and the Secured Parties with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements, understandings and communications. No representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Secured Parties unless expressed herein or therein. No course of dealing, course or performance, trade, usage or parol evidence of any nature, whether based on actions, omissions or circumstances occurring or existing heretofore or hereafter, may be used in any way to alter or supplement the terms hereof.

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          Section 6.5. Continuing Lien; Release of Collateral. This Agreement
          -----------  --------------------------------------
creates a continuing lien on the Collateral. The Secured Parties shall release the liens created hereby upon satisfaction in full of the Indebtedness, and upon such release the Secured Parties will, at the expense of the Grantors, take all action necessary to terminate the lien of the Secured Parties in the Collateral.

          Section 6.6. Counterparts. This Agreement may be executed in one or
          -----------  ------------
more counterparts, all of which taken together shall constitute one instrument.

          Section 6.7. Governing Law. The parties hereto agree that their rights
          -----------  -------------
and duties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, excepting applicable federal law.

          Section 6.8. Jurisdiction. Each Grantor (i) irrevocably submits itself
          -----------  ------------
to the jurisdiction of the courts of the State of Florida, Broward County, of the United States of America, and to the jurisdiction of the United States District Court for the Southern District of Florida for the Purposes of any suit, action or other proceeding arising out of, or relating to, this Agreement, or any other document or any of the transactions contemplated hereby and thereby, (ii) waives, and agrees not to assert against any parties thereto or indemnitee thereunder, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts or that its property is exempt or immune from setoff, execution or attachment, either prior to judgment or in aid of execution, and (B) to the extent permitted by applicable law, any claim that such suit, action or proceeding by any Parties thereto or indemnitee thereunder is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper or that this Agreement, or the subject hereof or thereof may not be enforced in or by such courts. Nothing in this paragraph 6.8 shall affect the right of Secured Parties to serve legal process in any other manner permitted by law or affect the right of Secured Parties to bring any action or proceeding against either Grantor in the courts of any other jurisdiction. The taking of proceedings in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction.

          Section 6.9. Jury Trial. Grantors and Secured Parties hereby
          -----------  ----------
knowingly, voluntarily and intentionally waive any right each may have to a trial by jury in respect of any litigation arising out of, under or in connection with this Agreement. Grantors acknowledges that Secured Parties have been induced to enter into this Agreement by, inter alia, the provisions of this
                                              ----- ----
paragraph 6.9.

                           [SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                            LIFESTYLE MEDIA PROPERTIES, INC.


                                            By:  /s/ ROBERT L. WHITE
                                               -----------------------------
                                               Name:   Robert L. White
                                               Title:  President



                                            LIFESTYLE MEDIA CORPORATION


                                            By:  /s/ DOUGLAS LAMBERT
                                               -----------------------------
                                               Name:  Douglas Lambert
                                               Title: President



                                            /s/ DOUGLAS LAMBERT
                                            --------------------------------
                                            Douglas Lambert



                                            /s/ JENNY LAMBERT
                                            --------------------------------
                                            Jenny Lambert